Significant Accounting Policies (Details Textual)	6 Months Ended
Jun. 30, 2019
Significant Accounting Policies (Textual)
Description of translated exchange rate	The consolidated financial statements as of June 30, 2019 and for the six months then ended have been translated into U.S. dollars using the exchange rate of the U.S. dollar as of June 30, 2019 (U.S. $1.00 = NIS 3.566). The translation was made solely for convenience purposes.
Percentage of weighted average incremental borrowing rate	6.99%